UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-01700

__Franklin Gold and Precious Metals Fund
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 7/31

Date of reporting period:_7/31/15

Item 1.  Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
July 31, 2015

Franklin Gold and Precious Metals Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Franklin Gold and
Precious Metals Fund	3
Performance Summary	8
Your Fund’s Expenses	13
Financial Highlights and
Statement of Investments	15
Financial Statements	22
Notes to Financial Statements	26
Report of Independent Registered
Public Accounting Firm	34
Tax Information	35
Board Members and Officers	36
Shareholder Information	41

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Annual Report

Franklin Gold and Precious Metals Fund

This annual report for Franklin Gold and Precious Metals Fund covers the fiscal year ended July 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with current income as its secondary goal, by investing at least 80% of its net assets in securities of gold and precious metals operation companies.

Performance Overview

The Fund’s Class A shares had a -42.02% cumulative total return for the 12 months ended July 31, 2015. In comparison, the Standard & Poor’s® 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a total return of +11.21%.1 For the same period, the sector-specific FTSE® Gold Mines Index, which comprises companies whose principal activity is gold mining, had a -44.70% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth was mixed during the 12-month period ended July 31, 2015. In 2014’s second half, growth expanded due to increased consumer spending, business investment and federal defense spending. Growth slowed in 2015’s first quarter as the U.S. dollar strengthened, energy prices fell, and a West Coast ports labor dispute led to decreased exports. Second-quarter growth was healthier owing to increases in consumer spending, exports, state and local government spending, and residential fixed investment. Manufacturing and service activities continued to expand during the 12-month period, contributing to new jobs and a lower unemployment rate. Retail sales generally rose, as did home sales and prices amid declining mortgage rates.

The U.S. Federal Reserve (Fed) ended its bond buying program in October 2014 and kept its target interest rate at 0%–0.25% while considering when to begin increasing it toward normal levels. In June, the Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that medium-term inflation would move back to 2%. In July, Federal Reserve Board Chair Janet Yellen provided an optimistic economic assessment and restated that upcoming interest rate increases would likely be gradual and data dependent.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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The global economy expanded moderately during the reporting period despite slower growth in some countries. Major developed market central banks reaffirmed accommodative monetary policies to support economic recovery. However, in emerging markets, some central banks raised interest rates to mitigate rising inflation and weakening currencies, while others lowered interest rates to promote economic growth.

In Europe, the U.K. economy grew, supported by services and manufacturing. The eurozone economy grew at its fastest pace in two years as Spain’s expansion gained momentum and France and Italy returned to growth in 2015. However, first-quarter growth in Germany, the region’s largest economy, slowed amid sluggish exports, and Greece slipped back into recession but passed reforms and entered new bailout negotiations by period-end. In late 2014, the European Central Bank (ECB) reduced its interest rates, and in early 2015, it expanded its asset purchases to help avoid deflation and boost the economy. The annual inflation rate rose beginning in May as services and food prices increased. Despite Greece’s debt issues and geopolitical tension in Ukraine, the region generally benefited from lower oil prices, a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 euro-zone growth forecast.

In Asia, the Bank of Japan (BOJ) broadened its stimulus measures amid weak domestic demand and lower inflation. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports. Japan’s economy continued to grow in 2015’s first quarter, driven by increasing private demand as business investment and private consumption rose, but growth contracted in the second quarter. The BOJ lowered its economic growth and inflation forecasts twice during the period. China’s economy moderated as its government implemented market-friendly policies to help support more sustainable growth. Lower interest rates fueled stock market speculation and a surge up to mid-June in the domestic A-share market that generally boosted Asian markets. Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a major market pullback in the last six weeks of the period under review, exacerbated by some government measures. China’s market downturn triggered significant market declines in South Korea, Thailand, Taiwan and Singapore.

Global developed market stocks overall, as measured by the MSCI World Index, advanced during the 12-month period amid signs of economic improvement in Europe and Japan. Oil prices declined sharply owing largely to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

Precious Metals Sector Overview

During the period, a stronger U.S. dollar helped limit inflation pressure and a generally improving U.S. economy led to reduced demand for gold and silver, and the prospect for higher U.S. interest rates further weighed on the metals. Precious metals generally remained out of favor as the U.S. economy continued to show signs it was expanding fast enough for the Fed to reveal its expectation for higher interest rates in 2015, an outlook that drove many investors out of gold exchange-traded funds (ETFs) in favor of more economically geared investments such as equities. Gold lost value for four consecutive quarters even though it attracted some perceived safe-haven demand amid market volatility driven by the European Central Bank’s monetary easing program, Greece’s debt woes and geopolitical tensions in the Middle East and Russia. Gold prices fell to a 12-month low as selling from global gold ETFs accelerated at period-end, despite heightened market stresses including the Greek default, euro devaluation and Chinese stock market crash. Prompting the sell-off, in part, were U.S. economic gains that reduced investor demand for defensive havens and inflation hedges. Also, the People’s Bank of China revealed its gold reserves rose by a smaller amount than the market expected.

Prices for platinum and palladium experienced steep declines during the reporting period, falling significantly more than gold over the course of the 12 months under review. June and July were particularly bad months for platinum and palladium as growing concerns around China’s economic outlook triggered worries of weak demand for the metals. Platinum fell

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for most of the 12-month period. Palladium was more volatile with some positive months, but the overall trend was sharply negative. The lower prices at period-end prompted high-cost producers to discuss their limited ability to continue producing metal at such depressed prices.

Investment Strategy

We believe that investing in securities of gold and precious metals operation companies offers an excellent opportunity for investors to further diversify their portfolios over the long term. We tend to favor companies with attractive production profiles, strong reserve bases and active exploration programs that can drive future reserve and production growth. While the sector can be volatile, especially over the short term, precious metals, such as gold, can be attractive because they are hard assets not tied to any particular country or financial system.

Manager’s Discussion

Although recent volatility has made mining industry mergers and acquisitions more difficult, several significant deals were announced during the 12 months under review. Some of the more notable transactions were Fund holding B2Gold’s acquisition of Papillon Resources, Goldcorp’s2 acquisition of Probe Mines, Rio Alto’s acquisition of Sulliden Gold, only for the combined company to merge with Tahoe Resources,2 and the merger between Alamos Gold2 and AuRico Gold.2 Just before period-end, Oceana Gold also announced a friendly merger with Romarco Minerals.2 A number of mine transactions took place as some of the larger gold companies sold assets to reduce costs and debt. We expect continued merger activity as mining companies search for synergies as well as opportunities to reduce overhead and to add to metal reserves through acquisitions. In many cases, given recent, low market valuations, some companies can make acquisitions more cheaply than exploration has historically cost them.

Key detractors from the Fund’s absolute performance during the period under review included Platinum Group Metals (PGM), B2Gold and AngloGold Ashanti. PGM is a Canada-based, platinum- and palladium-focused exploration and development company with projects in South Africa. PGM is constructing a new mine at its Western Bushveld Joint Venture (WBJV) project and has a second exploration project called Waterberg in the northeastern part of South Africa. We believe that following an equity financing in December, the company should have sufficient cash to fund WBJV to start production in the fourth quarter of 2015. However, the decline in platinum and palladium prices triggered investor concerns about the mine’s path to generating positive cash flow as it ramps up production.

B2Gold is a Vancouver-based gold producer that operates mines in Nicaragua, the Philippines and Namibia. B2Gold acquired Papillon Resources in late 2014 for its Fekola development project in Mali. B2Gold completed its Ojikoto mine in Namibia in 2014 ahead of schedule and under budget, furthering the management team’s reputation for successfully constructing mines. Despite the success, the company’s shares were pressured by investor concerns around B2Gold’s ability to fund the development of its Fekola project amid the recent, low gold price environment.

AngloGold Ashanti is a South African company that operates 20 gold mining operations in 10 countries. In 2014, the company proposed to split the company into two parts, with the goal of creating a well-capitalized, low-cost South African mining company and a higher growth, internationally focused gold miner, but the process required a significant sale of shares to raise capital. Shares dramatically declined after the announcement, and shareholders did not support the split. As gold prices fell in 2015, investor concerns shifted to the company’s high debt levels and union labor negotiations in South Africa. In response to balance sheet concerns, AngloGold entered into an agreement in June to sell its Cripple Creek and Victor gold mines in Colorado to Newmont Mining as part of its strategy to cut debt and regain financial flexibility.

2. A Fund holding.
See www.franklintempletondatasources.com for additional data provider information.

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Top 10 Holdings
7/31/15
Company	% of Total
Sector/Industry, Country	Net Assets
Newcrest Mining Ltd.	4.9%
Long Life Gold Mines, Australia

Randgold Resources Ltd., ADR	4.7%
Long Life Gold Mines, Jersey Islands

Eldorado Gold Corp.	4.7%
Long Life Gold Mines, Canada

Centamin PLC, ord. & 144A	4.7%
Long Life Gold Mines, Egypt

Romarco Minerals Inc., ord.,144A & Reg S	4.4%
Gold Exploration & Development, Canada

AngloGold Ashanti Ltd., ADR	4.3%
Long Life Gold Mines, South Africa

Goldcorp Inc.	4.2%
Long Life Gold Mines, Canada

Guyana Goldfields Inc., ord. & 144A	4.0%
Gold Exploration & Development, Canada

B2Gold Corp.	4.0%
Long Life Gold Mines, Canada

Centerra Gold Inc., ord. & 144A	3.6%
Long Life Gold Mines, Canada

In contrast, key contributors to the Fund’s absolute performance during the period under review included St Barbara, Eastern Platinum and Stornoway Diamond. Australia-based gold producer and explorer St Barbara, whose assets include the Gwalia mine in Western Australia and the Simberi mine in Papua New Guinea, benefited the Fund after the share price increased considerably during the period under review. St Barbara’s management revealed favorable March and June quarterly production and financial results as gold production at Gwalia rose to an all-time high. Meanwhile, Simberi’s cash flow turned positive in March for the first time since St Barbara purchased the asset in 2012, driven by increased mill throughput and resulting higher production. St Barbara also sold its stake in its Solomon Islands gold project, reducing its potential liability, and bought back a significant portion of its outstanding debt. Independent credit rating agencies Moody’s and S&P revised their outlooks for St Barbara to stable from negative. Moody’s upgrade in June 2015 reflected the progress St Barbara made on its Simberi mine, which strengthened the company’s cash flow. S&P’s upgrade in July 2015 reflected its expectations that St Barbara would maintain steady operating performance as well as adequate liquidity to fund its capital expenditure and working capital.

Canada-based Eastern Platinum, mentioned previously, shut all of its mining operations in South Africa by July 2013 in response to weakening platinum and palladium prices to maintain its liquidity. In November 2014, the company announced an agreement to sell all of its South Africa-based platinum operations to China-based Hebei Zhongbo Platinum for US$225 million cash. At period-end, the companies were still awaiting regulatory approval from the South African government to complete the sale.

Canadian diamond miner Stornoway Diamond, mentioned previously, has been building what will be the country’s fourth diamond mine. During the Fund’s fiscal year, the company announced that construction and overall development progress at the mine in Quebec was slightly ahead of schedule, with a target of delivering first ore in the second half of 2016 and reaching full production by the summer of 2017. Once the mine reaches full production, it is expected to produce 1.6 million carats per year, representing almost two percent of the world’s supply. A new equity investment by a prominent investor in 2015 raised its visibility in the market.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund experienced some currency-related losses given the portfolio’s investment predominantly in securities with non-U.S. currency exposure. Some of this negative impact is offset by the natural hedge that comes with investing in mining companies that have U.S. dollar-based revenues and local currency-based costs, which should decline as the currencies weaken. The lower costs help non-U.S. based mining operations boost profitability in periods of U.S. dollar strength.

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Thank you for your continued participation in Franklin Gold and Precious Metals Fund. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of July 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Performance Summary as of July 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	7/31/15	7/31/14		Change
A (FKRCX)	$11.63	$20.27	-$	8.64
C (FRGOX)	$10.90	$18.97	-$	8.07
R6 (N/A)	$12.29	$21.44	-$	9.15
Advisor (FGADX)	$12.23	$21.32	-$	9.09

Distributions[1] (8/1/14–7/31/15)
Dividend
Share Class	Income
A	$0.1558
C	$0.0225
R6	$0.2545
Advisor	$0.1990

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PERFORMANCE SUMMARY

Performance as of 7/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

			Value of	Average Annual
					Total Annual Operating Expenses[7]
	Cumulative	Average Annual	$10,000	Total Return
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(6/30/15)[6]	(with waiver)	(without waiver)
A					1.07%	1.07%
1-Year	-42.02%	-45.36%	$5,464	-34.95%
5-Year	-66.57%	-20.62%	$3,151	-17.30%
10-Year	+2.74%	-0.32%	$9,681	+1.52%
C					1.82%	1.82%
1-Year	-42.45%	-43.02%	$5,698	-32.17%
5-Year	-67.78%	-20.27%	$3,222	-16.93%
10-Year	-4.66%	-0.48%	$9,534	+1.36%
R6					0.54%	0.67%
1-Year	-41.74%	-41.74%	$5,826	-30.62%
Since Inception (5/1/13)	-41.08%	-20.96%	$5,892	-14.27%
Advisor					0.82%	0.82%
1-Year	-41.90%	-41.90%	$5,810	-30.79%
5-Year	-66.16%	-19.48%	$3,384	-16.09%
10-Year	+5.21%	+0.51%	$10,521	+2.37%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN GOLD AND PRECIOUS METALS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Also, the Fund concentrates in the precious metals sector, which involves fluctuations in the prices of gold and other precious metals and increased susceptibility to adverse economic and regulatory developments affecting the sector. In addition, the Fund is subject to the risks of currency fluctuation and political uncertainty associated with foreign investing. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund may also invest in smaller companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investing in a nondiversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least
11/30/15. Fund investment results reflect the fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The FTSE Gold
Mines Index is a free float-weighted index that comprises companies whose principal activity is gold mining.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 2/1/15	Value 7/31/15	Period* 2/1/15–7/31/15
A
Actual	$1,000	$755.20	$4.96
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.71
C
Actual	$1,000	$752.80	$8.21
Hypothetical (5% return before expenses)	$1,000	$1,015.42	$9.44
R6
Actual	$1,000	$757.20	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
Advisor
Actual	$1,000	$755.90	$3.87
Hypothetical (5% return before expenses)	$1,000	$1,020.38	$4.46

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.14%;
C: 1.89%; R6: 0.63%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
			Year Ended July 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.27	$17.72	$28.58	$46.61	$43.51
Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.09)	0.03	(0.01)	(0.17)
Net realized and unrealized gains (losses)	(8.43)	2.64	(10.51)	(15.86)	11.20
Total from investment operations	(8.48)	2.55	(10.48)	(15.87)	11.03
Less distributions from:
Net investment income	(0.16)	—	(0.04)	(0.86)	(4.57)
Net realized gains	—	—	(0.34)	(1.30)	(3.36)
Total distributions	(0.16)	—	(0.38)	(2.16)	(7.93)
Net asset value, end of year	$11.63	$20.27	$17.72	$28.58	$46.61

Total return[c]	(42.02)%	14.39%	(37.24)%	(35.48)%	24.47%

Ratios to average net assets
Expenses	1.09%[d]	1.07%[d]	1.01%[e]	0.96%	0.91%
Net investment income (loss)	(0.35)%	(0.49)%	0.10%	(0.01)%	(0.36)%

Supplemental data
Net assets, end of year (000’s)	$444,295	$776,333	$682,385	$1,574,870	$2,546,553
Portfolio turnover rate	12.52%	16.13%	7.36%	8.34%	8.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS

			Year Ended July 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.97	$16.70	$27.16	$44.38	$41.77
Income from investment operations[a]:
Net investment income (loss)[b]	(0.16)	(0.22)	(0.17)	(0.28)	(0.51)
Net realized and unrealized gains (losses)	(7.89)	2.49	(9.91)	(15.11)	10.75
Total from investment operations	(8.05)	2.27	(10.08)	(15.39)	10.24
Less distributions from:
Net investment income	(0.02)	—	(0.04)	(0.53)	(4.27)
Net realized gains	—	—	(0.34)	(1.30)	(3.36)
Total distributions	(0.02)	—	(0.38)	(1.83)	(7.63)
Net asset value, end of year	$10.90	$18.97	$16.70	$27.16	$44.38

Total return[c]	(42.45)%	13.59%	(37.71)%	(35.96)%	23.55%

Ratios to average net assets
Expenses	1.84%[d]	1.82%[d]	1.76%[e]	1.71%	1.66%
Net investment income (loss)	(1.10)%	(1.24)%	(0.65)%	(0.76)%	(1.11)%

Supplemental data
Net assets, end of year (000’s)	$97,483	$185,450	$172,234	$341,071	$621,202
Portfolio turnover rate	12.52%	16.13%	7.36%	8.34%	8.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.44	$18.62	$21.20
Income from investment operations[b]:
Net investment income[c]	0.03	0.01	0.01
Net realized and unrealized gains (losses)	(8.93)	2.81	(2.59)
Total from investment operations	(8.90)	2.82	(2.58)
Less distributions from net investment income	(0.25)	—	—
Net asset value, end of year	$12.29	$21.44	$18.62

Total return[d]	(41.74)%	15.15%	(12.17)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.62%	0.67%	0.53%
Expenses net of waiver and payments by affiliates and expense reduction[f]	0.55%	0.54%	0.53%
Net investment income	0.19%	0.04%	0.58%

Supplemental data
Net assets, end of year (000’s)	$1,188	$848	$4
Portfolio turnover rate	12.52%	16.13%	7.36%

aFor the period May 1, 2013 (commencement of operations) to July 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 17

FRANKLIN GOLD AND PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS

			Year Ended July 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.32	$18.59	$29.89	$48.65	$45.13
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(0.05)	0.10	0.12	(0.09)
Net realized and unrealized gains (losses)	(8.87)	2.78	(11.02)	(16.60)	11.64
Total from investment operations	(8.89)	2.73	(10.92)	(16.48)	11.55
Less distributions from:
Net investment income	(0.20)	—	(0.04)	(0.98)	(4.67)
Net realized gains	—	—	(0.34)	(1.30)	(3.36)
Total distributions	(0.20)	—	(0.38)	(2.28)	(8.03)
Net asset value, end of year	$12.23	$21.32	$18.59	$29.89	$48.65

Total return	(41.90)%	14.69%	(37.07)%	(35.32)%	24.78%

Ratios to average net assets
Expenses	0.84%[c]	0.82%[c]	0.76%[d]	0.71%	0.66%
Net investment income (loss)	(0.10)%	(0.24)%	0.35%	0.24%	(0.11)%

Supplemental data
Net assets, end of year (000’s)	$90,628	$160,425	$143,843	$317,488	$582,994
Portfolio turnover rate	12.52%	16.13%	7.36%	8.34%	8.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN GOLD AND PRECIOUS METALS FUND

Statement of Investments, July 31, 2015
		Shares/
		Rights/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 98.7%
Gold & Diversified Resources 4.2%
[a]Nevsun Resources Ltd., 144A	Canada	5,830,000	$18,721,614
Sandfire Resources NL	Australia	1,762,870	7,757,722
			26,479,336
Gold Exploration & Development 24.9%
[a,b,c]Amara Mining PLC, 144A	United Kingdom	52,100,000	8,439,682
[b]Belo Sun Mining Corp.	Canada	6,000,000	802,814
[a,b]Belo Sun Mining Corp., 144A	Canada	3,800,000	508,449
[b,c]Chalice Gold Mines Ltd.	Australia	31,072,008	2,555,284
[b,d]Colossus Minerals Inc., wts., 8/09/15	Canada	2,000,000	—
[b]Continental Gold Inc.	Canada	3,002,600	6,611,735
[a,b]Gran Colombia Gold Corp., wts., 144A, 8/24/15	Canada	157,040	600
[b,e]Great Basin Gold Ltd., 144A	South Africa	13,185,700	7,252
[b,c]Guyana Goldfields Inc.	Canada	593,100	1,646,114
[a,b,c]Guyana Goldfields Inc., 144A	Canada	8,620,000	23,924,306
[b]Imperial Metals Corp.	Canada	1,496,100	9,151,158
[b]Imperial Metals Corp., rts., 8/20/15	Canada	1,496,100	22,878
[a,b,c]INV Metals Inc., 144A	Canada	3,765,000	374,226
[a,b]Ivanhoe Mines Ltd., 144A	Canada	6,185,000	3,357,558
[b]Ivanhoe Mines Ltd., A	Canada	3,258,400	1,768,839
[a,b]Ivanhoe Mines Ltd., wts., 144A, 12/10/15	Canada	3,600,000	13,762
[b,c]Kula Gold Ltd.	Australia	50,871,219	818,111
[b,c]Kula Gold Ltd., wts., 11/28/16	Australia	7,600,000	—
[b,c]Lion One Metals Ltd.	Canada	1,000,000	298,188
[a,b,c]Lion One Metals Ltd., 144A	Canada	2,935,000	875,182
[b,c]Lydian International Ltd.	Canada	4,875,000	1,490,940
[a,b,c]Lydian International Ltd., 144A	Canada	7,750,000	2,370,212
[b]Midas Gold Corp.	Canada	1,967,400	511,443
[a,b]Midas Gold Corp., 144A	Canada	4,030,000	1,047,634
[b]Nautilus Minerals Inc.	Canada	3,711,450	1,149,275
[a,b]Nautilus Minerals Inc., 144A	Canada	11,228,698	3,477,042
[b]Pretium Resources Inc.	Canada	2,264,200	11,304,554
[b,c]Red 5 Ltd.	Australia	95,451,110	3,279,414
[b,c]Romarco Minerals Inc.	Canada	44,780,700	17,804,086
[a,b,c]Romarco Minerals Inc., 144A	Canada	25,517,600	10,145,387
[b,c]RTG Mining Inc.	Australia	1,769,918	954,042
[a,b,c]RTG Mining Inc., 144A	Australia	2,397,790	1,292,486
[b,c]RTG Mining Inc., IDR	Australia	6,034,078	2,911,201
[b,c]RTG Mining Inc., wts., 6/04/17	Australia	116,666	1,784
[b]St. Augustine Gold and Copper Ltd.	Philippines	8,136,836	777,662
[a,b]St. Augustine Gold and Copper Ltd., 144A (CAD Traded)	Philippines	16,383,333	1,565,805
[a,b]St. Augustine Gold and Copper Ltd., 144A (USD Traded)	Philippines	10,000,000	955,731
[a,b]St. Augustine Gold and Copper Ltd., wts., 144A, 12/22/16	Philippines	5,000,000	—
[b]Stornoway Diamond Corp.	Canada	26,750,000	16,771,160
[a,b]Stornoway Diamond Corp., wts., 144A, 7/08/16	Canada	13,750,000	1,051,303
[a,b]TMAC Resources Inc., 144A	Canada	490,000	2,064,301
[b]Torex Gold Resources Inc.	Canada	5,875,000	5,030,966
[a,b]Torex Gold Resources Inc., 144A	Canada	12,750,000	10,918,266
			158,050,832

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Annual Report

| 19

FRANKLIN GOLD AND PRECIOUS METALS FUND
STATEMENT OF INVESTMENTS

		Shares/
		Rights/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Long Life Gold Mines 47.7%
Agnico Eagle Mines Ltd. (CAD Traded)	Canada	277,797	$6,146,835
Agnico Eagle Mines Ltd. (USD Traded)	Canada	190,000	4,204,700
Alamos Gold Inc., A	Canada	3,513,316	11,416,464
[b]AngloGold Ashanti Ltd., ADR	South Africa	4,454,823	27,263,517
Aurico Metals Inc.	Canada	1,544,821	614,196
[b]B2Gold Corp.	Canada	23,441,094	25,450,228
Barrick Gold Corp.	Canada	1,801,283	12,717,058
Beadell Resources Ltd.	Australia	26,378,639	2,313,934
Centamin PLC	Egypt	10,500,000	8,991,513
[a]Centamin PLC, 144A	Egypt	23,945,200	20,505,103
Centerra Gold Inc.	Canada	1,631,200	8,156,624
[a]Centerra Gold Inc., 144A	Canada	2,893,400	14,468,106
[b]Detour Gold Corp.	Canada	1,691,300	16,409,968
Eldorado Gold Corp.	Canada	8,654,000	29,775,212
G-Resources Group Ltd.	Hong Kong	392,136,100	11,633,611
Gold Fields Ltd.	South Africa	427,411	1,158,294
Goldcorp Inc.	Canada	1,988,845	26,411,862
[b]Newcrest Mining Ltd.	Australia	3,738,461	30,798,824
Newmont Mining Corp.	United States	115,614	1,985,092
Osisko Gold Royalties Ltd.	Canada	267,430	2,954,632
Randgold Resources Ltd., ADR	Jersey Islands	494,023	29,824,169
[b]SEMAFO Inc.	Canada	2,010,000	4,379,922
[b]Teranga Gold Corp.	Canada	4,000,000	1,865,586
[b]Teranga Gold Corp., IDR	Canada	1,538,759	641,155
Yamana Gold Inc.	Canada	1,012,330	2,004,690
			302,091,295
Medium Life Gold Mines 9.1%
Acacia Mining PLC	United Kingdom	5,957,307	22,332,760
[b]Alacer Gold Corp.	United States	2,079,700	4,261,485
[a,b]Alacer Gold Corp., 144A	United States	1,500,000	3,073,630
[b]China Gold International Resources Corp. Ltd.	China	326,100	434,932
[a,b]China Gold International Resources Corp. Ltd., 144A	China	598,100	818,563
[b]Kinross Gold Corp.	Canada	1,265,194	2,321,634
[b]New Gold Inc.	Canada	1,110,000	2,452,711
[b]Primero Mining Corp.	Canada	1,430,000	3,706,476
[a,b]Primero Mining Corp., 144A	Canada	2,850,000	7,387,032
[b,c]St Barbara Ltd.	Australia	30,228,991	11,159,183
			57,948,406
Platinum & Palladium 8.0%
[b]Anglo American Platinum Ltd.	South Africa	364,656	7,596,886
[b]Eastern Platinum Ltd.	Canada	4,345,602	4,252,902
[b]Impala Platinum Holdings Ltd.	South Africa	1,585,000	5,705,872
[b]Impala Platinum Holdings Ltd., ADR	South Africa	1,506,100	5,316,533
[b]Northam Platinum Ltd.	South Africa	1,059,019	2,892,586
[b,c]Platinum Group Metals Ltd. (CAD Traded)	Canada	37,640,820	11,080,140
[b,c]Platinum Group Metals Ltd. (USD Traded)	Canada	26,000,000	7,800,000
[a,b,c]Platinum Group Metals Ltd., 144A	Canada	10,776,000	3,172,077
[b]Royal Bafokeng Platinum Ltd.	South Africa	919,704	2,637,194
			50,454,190

20 | Annual Report		franklintempleton.com

FRANKLIN GOLD AND PRECIOUS METALS FUND
STATEMENT OF INVESTMENTS

		Shares/
		Rights/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Silver Mines 4.8%
Fresnillo PLC	Mexico	1,195,000	$12,071,811
[b]Hochschild Mining PLC	Peru	2,486,197	3,018,118
[b]MAG Silver Corp.	Canada	755,000	5,374,302
[a,b]MAG Silver Corp., 144A	Canada	240,000	1,708,388
Tahoe Resources Inc.	United States	220,000	1,789,739
[a]Tahoe Resources Inc., 144A	United States	815,000	6,630,171
			30,592,529
Total Common Stocks and Other Equity Interests
(Cost $1,045,487,361)			625,616,588
Short Term Investments (Cost $10,038,599) 1.6%
Money Market Funds 1.6%
[b,f]Institutional Fiduciary Trust Money Market Portfolio	United States	10,038,599	10,038,599
Total Investments (Cost $1,055,525,960) 100.3%			635,655,187
Other Assets, less Liabilities (0.3)%			(2,060,800)
Net Assets 100.0%			$633,594,387

See Abbreviations on page 33.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of
Trustees. At July 31, 2015, the aggregate value of these securities was $148,866,616, representing 23.50% of net assets.
bNon-income producing.
cSee Note 9 regarding holdings of 5% voting securities.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eSee Note 8 regarding restricted securities.
fSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 21

FRANKLIN GOLD AND PRECIOUS METALS FUND

Financial Statements

Statement of Assets and Liabilities
July 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$773,215,924
Cost - Non-controlled affiliated issuers (Note 9)	272,271,437
Cost - Sweep Money Fund (Note 3f)	10,038,599
Total cost of investments	$1,055,525,960
Value - Unaffiliated issuers	$513,224,543
Value - Non-controlled affiliated issuers (Note 9)	112,392,045
Value - Sweep Money Fund (Note 3f)	10,038,599
Total value of investments	635,655,187
Receivables:
Investment securities sold	989,145
Capital shares sold	3,084,260
Dividends	252,602
Other assets	316
Total assets	639,981,510
Liabilities:
Payables:
Investment securities purchased	3,937,565
Capital shares redeemed	1,550,015
Management fees	257,463
Distribution fees	194,479
Transfer agent fees	356,781
Accrued expenses and other liabilities	90,820
Total liabilities	6,387,123
Net assets, at value	$633,594,387
Net assets consist of:
Paid-in capital	$1,643,610,404
Distributions in excess of net investment income	(140,394,860)
Net unrealized appreciation (depreciation)	(419,870,521)
Accumulated net realized gain (loss)	(449,750,636)
Net assets, at value	$633,594,387

22 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
July 31, 2015

Class A:
Net assets, at value	$444,295,138
Shares outstanding	38,211,522
Net asset value per share[a]	$11.63
Maximum offering price per share (net asset value per share ÷ 94.25%)	$12.34
Class C:
Net assets, at value	$97,483,269
Shares outstanding	8,944,507
Net asset value and maximum offering price per share[a]	$10.90
Class R6:
Net assets, at value	$1,187,980
Shares outstanding	96,667
Net asset value and maximum offering price per share	$12.29
Advisor Class:
Net assets, at value	$90,628,000
Shares outstanding	7,408,024
Net asset value and maximum offering price per share	$12.23

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	23

FRANKLIN GOLD AND PRECIOUS METALS FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended July 31, 2015

Investment income:
Dividends: (net of foreign taxes $732,545)	$6,324,012
Expenses:
Management fees (Note 3a)	3,972,337
Distribution fees: (Note 3c)
Class A	1,491,373
Class C	1,361,012
Transfer agent fees: (Note 3e)
Class A	1,813,052
Class C	413,807
Class R6	715
Advisor Class	372,074
Custodian fees (Note 4)	131,458
Reports to shareholders	196,804
Registration and filing fees	123,458
Professional fees	73,337
Trustees’ fees and expenses	59,359
Other	25,947
Total expenses	10,034,733
Expense reductions (Note 4)	(14)
Expenses waived/paid by affiliates (Notes 3f and 3g)	(10,748)
Net expenses	10,023,971
Net investment income (loss)	(3,699,959)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(60,558,292)
Non-controlled affiliated issuers (Note 9)	(33,684,475)
Foreign currency transactions	(77,806)
Net realized gain (loss)	(94,320,573)
Net change in unrealized appreciation (depreciation) on:
Investments	(372,251,180)
Translation of other assets and liabilities denominated in foreign currencies	3,165
Net change in unrealized appreciation (depreciation)	(372,248,015)
Net realized and unrealized gain (loss)	(466,568,588)
Net increase (decrease) in net assets resulting from operations	$(470,268,547)

24 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended July 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,699,959)	$(5,982,632)
Net realized gain (loss)	(94,320,573)	(142,130,197)
Net change in unrealized appreciation (depreciation)	(372,248,015)	274,094,215
Net increase (decrease) in net assets resulting from operations	(470,268,547)	125,981,386
Distributions to shareholders from:
Net investment income:
Class A	(6,055,219)	—
Class C	(214,705)	—
Class R6	(11,639)	—
Advisor Class	(1,497,629)	—
Total distributions to shareholders	(7,779,192)	—
Capital share transactions: (Note 2)
Class A	(605,826)	6,130,862
Class C	(11,210,889)	(7,878,934)
Class R6	870,865	835,969
Advisor Class	(469,161)	(479,490)
Total capital share transactions	(11,415,011)	(1,391,593)
Net increase (decrease) in net assets	(489,462,750)	124,589,793
Net assets:
Beginning of year	1,123,057,137	998,467,344
End of year	$633,594,387	$1,123,057,137
Distributions in excess of net investment income included in net assets, end of year	$(140,394,860)	$(186,823,231)

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The accompanying notes are an integral part of these financial statements. | Annual Report | 25

FRANKLIN GOLD AND PRECIOUS METALS FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Gold and Precious Metals Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC)

securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call

26 | Annual Report

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of July 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At July 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended July 31,
		2015		2014
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	15,303,738	$234,740,191	19,651,374	$371,925,321
Shares issued in reinvestment of distributions	356,376	5,292,182	(77)	(3,005)
Shares redeemed	(15,746,406)	(240,638,199)	(19,870,405)	(365,791,454)
Net increase (decrease)	(86,292)	$(605,826)	(219,108)	$6,130,862
Class C Shares:
Shares sold	1,845,791	$26,836,993	2,465,126	$43,051,036
Shares issued in reinvestment of distributions	14,097	197,215	—	—
Shares redeemed	(2,691,722)	(38,245,097)	(3,000,045)	(50,929,970)
Net increase (decrease)	(831,834)	$(11,210,889)	(534,919)	$(7,878,934)
Class R6 Shares:
Shares sold	64,662	$994,134	40,541	$858,825
Shares issued in reinvestment of distributions	744	11,639	—	—
Shares redeemed	(8,313)	(134,908)	(1,203)	(22,856)
Net increase (decrease)	57,093	$870,865	39,338	$835,969
Advisor Class Shares:
Shares sold	4,501,937	$73,138,738	4,890,633	$95,036,385
Shares issued in reinvestment of distributions	87,581	1,366,270	—	—
Shares redeemed	(4,704,612)	(74,974,169)	(5,104,977)	(95,515,875)
Net increase (decrease)	(115,094)	$(469,161)	(214,344)	$(479,490)

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

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FRANKLIN GOLD AND PRECIOUS METALS FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$192,458
CDSC retained	$21,216

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended July 31, 2015, the Fund paid transfer agent fees of $2,599,648, of which $1,308,803 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to August 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until November 30, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended July 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2015 the capital loss carryforwards were as follows:

Short term	$7,563,185
Long term	448,307,798
Total capital loss carryforwards	$455,870,983

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FRANKLIN GOLD AND PRECIOUS METALS FUND
NOTES TO FINANCIAL STATEMENTS

The tax character of distributions paid during the years ended July 31, 2015 and 2014 was as follows:

	2015	2014
Distributions paid from ordinary income	$7,779,192	$—

At July 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,189,802,330

Unrealized appreciation	$109,692,045
Unrealized depreciation	(663,839,188)
Net unrealized appreciation (depreciation)	$(554,147,143)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2015, aggregated $105,402,570 and $117,223,307, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At July 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

	Acquisition
Shares Issuer	Date	Cost	Value
13,185,700 Great Basin Gold Ltd., 144A (Value is 0.00%[a] of Net Assets)	3/26/12	$9,977,073	$7,252
[a]Rounds to less than 0.01% of net assets.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
NOTES TO FINANCIAL STATEMENTS

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended July 31, 2015, were as shown below.

	Number of				Number of
	Shares/				Shares/
	Warrants Held				Warrants	Value
	at Beginning	Gross		Gross	Held at End	at End	Investment	Realized
Name of Issuer	of Year	Additions		Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Amara Mining PLC, 144A	28,000,000	24,100,000		—	52,100,000	$8,439,682	$—	$—
Banro Corp. (CAD Traded)	7,803,000	—		(7,803,000)	—	—	—	(9,829,387)
Banro Corp. (USD Traded)	673,319	—		(673,319)	—	—	—	(782,670)
Banro Corp., 144A	7,210,000	—		(7,210,000)	—	—	—	(9,057,154)
Chalice Gold Mines Ltd.	31,072,008	—		—	31,072,008	2,555,284	—	—
Eastern Platinum Ltd.	6,298,302	—		(1,952,700)	4,345,602	—[a]	—	(2,329,625)
Eastern Platinum Ltd., 144A	743,060	—		(743,060)	—	—	—	(10,730,306)
Guyana Goldfields Inc.	5,077,600	—		(4,484,500)	593,100	1,646,114	—	(1,248,687)
Guyana Goldfields Inc., 144A	8,820,000	—		(200,000)	8,620,000	23,924,306	—	293,354
INV Metals Inc., 144A	3,765,000	—		—	3,765,000	374,226	—	—
Kula Gold Ltd.	20,321,219	30,550,000	[b]	—	50,871,219	818,111	—	—
Kula Gold Ltd., wts., 11/28/16	—	7,600,000	[b]	—	7,600,000	—	—	—
Lion One Metals Ltd.	1,000,000	—		—	1,000,000	298,188	—	—
Lion One Metals Ltd., 144A	2,935,000	—		—	2,935,000	875,182	—	—
Lydian International Ltd.	1,975,000	2,900,000	[b]	—	4,875,000	1,490,940	—	—
Lydian International Ltd., 144A	5,950,000	3,500,000		(1,700,000)[b]	7,750,000	2,370,212	—	—
Platinum Group Metals Ltd.
(CAD Traded)	29,686,820	7,954,000		—	37,640,820	11,080,140	—	—
Platinum Group Metals Ltd.
(USD Traded)	—	26,000,000		—	26,000,000	7,800,000	—	—
Platinum Group Metals Ltd.,
144A	10,776,000	—		—	10,776,000	3,172,077	—	—
Red 5 Ltd.	91,361,661	4,089,449		—	95,451,110	3,279,414	—	—
Romarco Minerals Inc.	24,668,400	20,112,300		—	44,780,700	17,804,086	—	—
Romarco Minerals Inc., 144A	18,517,600	7,000,000		—	25,517,600	10,145,387	—	—
RTG Mining Inc.	1,769,918	—		—	1,769,918	954,042	—	—
RTG Mining Inc., 144A	2,397,790	—		—	2,397,790	1,292,486	—	—
RTG Mining Inc., IDR	1,399,169	4,634,909		—	6,034,078	2,911,201	—	—
RTG Mining Inc., wts., 6/04/17	116,666	—		—	116,666	1,784	—	—
St. Barbara Ltd.	29,088,151	1,140,840		—	30,228,991	11,159,183	—	—
Total Affiliated Securities (Value is 17.74% of Net Assets)						$112,392,045	$—	$(33,684,475)
[a]As of July 31, 2015, no longer an affiliate.
[b]Gross addition/reduction was the result of various corporate actions.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN GOLD AND PRECIOUS METALS FUND
NOTES TO FINANCIAL STATEMENTS

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended July 31, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of July 31, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Gold Exploration & Development	$158,041,196	$2,384	$7,252	[b]	$158,050,832
All Other Equity Investments[c]	467,565,756	—	—		467,565,756
Short Term Investments	10,038,599	—	—		10,038,599
Total Investments in Securities	$635,645,551	$2,384	$7,252		$635,655,187

aIncludes common stocks as well as other equity investments.
bIncludes securities determined to have no value at July 31, 2015.
cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Currency		Selected Portfolio
CAD	Canadian Dollar	ADR	American Depositary Receipt
USD	United States Dollar	IDR	International Depositary Receipt

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Gold and Precious Metals Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Gold and Precious Metals Fund (the “Fund”) at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2015

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $3,034,391 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2015. Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on November 28, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0153	$0.0574	$0.0335
Class C	$0.0153	$0.0135	$0.0079
Class R6	$0.0153	$0.0900	$0.0525
Advisor Class	$0.0153	$0.0717	$0.0420

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1982	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing commu-
				nications services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2003	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2014-present; previously 2010-2012)
and Graham Holdings Company
(education and media organization)
(2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since 2006 119		None
One Franklin Parkway	Independent	and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	162	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	145	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in
Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in
Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

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FRANKLIN GOLD AND PRECIOUS METALS FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and proce-
dures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, except as noted later in the discussion of investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and

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FRANKLIN GOLD AND PRECIOUS METALS FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) attention given to derivatives and other complex instruments, including expanded collateralization requirements, as applicable. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended January 31, 2015, as well as the previous 10 years ended that date in comparison to a performance universe consisting of all retail and institutional precious metals equity funds as selected by Lipper. On a comparative basis, the Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of the performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and five-year periods, and the middle performing quintile of such universe for the previous 10-year period. The Board discussed with management the Fund’s portfolio holdings and prospects and, while disappointed with the Fund’s returns, believed the Fund’s overall comparative performance to be acceptable within the context of its performance universe as shown in the Lipper report. In reaching this decision, the Board noted that the Fund is more diversified than its peers and is managed with a long-term focus on providing sustainable exposure to the precious metals sector.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds consisting of the Fund and five other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that both the contractual investment management fee rate for the Fund, as well as its actual total expense ratio were the least expensive of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that

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SHAREHOLDER INFORMATION

the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on assets in excess of $250 million, with additional breakpoints continuing thereafter at the $7.5 billion asset level. The Fund had assets of approximately $791 million on December 31, 2014, and the independent Trustees took into account management’s position that the existing fee schedule was low and reflected anticipated economies of scale as shown in the favorable effective management fee and expense comparisons within its Lipper expense group. The Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery

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Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $56,674 for the fiscal year ended July 31, 2015 and $58,929 for the fiscal year ended July 31, 2014.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,952 for the fiscal year ended July 31, 2015 and $2,894 for the fiscal year ended July 31, 2014. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended July 31, 2015 and $3,830 for the fiscal year ended July 31, 2014. The services for which these fees were paid included technical tax consultation for withholding tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2015 and $327 for the fiscal year ended July 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than services reported in paragraphs (a)-(c) of Item 4 were $229,400 for the fiscal year ended July 31, 2015 and $159,409 for the fiscal year ended July 31, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $232,352 for the fiscal year ended July 31, 2015 and $166,460 for the fiscal year ended July 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.       N/A

Item 6.  Schedule of Investments.                     N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.            N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                               N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GOLD AND PRECIOUS METALS FUND

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  September 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  September 24, 2015

By /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  September 24, 2015